UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 14, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 14, 2005, Nuvelo issued a press release titled “Nuvelo Receives Special Protocol Assessment for Phase 3 Trial of Alfimeprase in Acute Peripheral Arterial Occlusion,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to our Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at such Internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Receives Special Protocol Assessment for Phase 3 Trial of Alfimeprase in Acute Peripheral Arterial Occlusion” dated December 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: December 16, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Nuvelo Receives Special Protocol Assessment for Phase 3 Trial of Alfimeprase in Acute Peripheral Arterial Occlusion” dated December 14, 2005.